                                                                    Exhibit 10.2
                                                                    ------------

             Form of The Nature Conservancy Conservation Easement


                         FOREST CONSERVATION EASEMENT

     This DEED of EASEMENT made this ____ day of ___________, 20__, by _______________ having an address at ______________________________ (hereinafter
"Grantor") and THE NATURE CONSERVANCY, a non-profit charitable corporation under the laws of the District of Columbia, with its headquarters at 4245 North Fairfax Drive, Arlington, Virginia 22203-1606 (hereinafter "Grantee").

     WHEREAS, Grantor is the fee simple owner of a certain tract of land located in ________, being all of the lands and premises conveyed to the Grantor by ________, by Deed dated ________, and of record at Deed Book __, Volume __, Page
___ in the Office of the Recorder of Deeds in and for the County of ________, in the State of ________ in and more particularly described in Attachment 1;

     WHEREAS, Grantee is a non-profit corporation incorporated under the laws of the District of Columbia as a tax exempt public charity under Section 501(c)(3) and 509(a)(1) of the Internal Revenue Code, qualified under section 170(h) of the Internal Revenue Code to receive qualified conservation contributions, and having its headquarters at 4245 North Fairfax Drive, Arlington, Virginia 22203-1606 and a local address at ______________, whose purpose is to preserve natural areas for scientific, charitable, educational and aesthetic purposes;

     WHEREAS, Grantor is willing to grant to Grantee this Conservation Easement over the property, thereby restricting and limiting the use of said property, on the terms and conditions and for the purposes hereinafter set forth, and the Grantee is willing to accept such Easement;

     WHEREAS, the protected property is associated with and ecologically a part of a significant natural area which qualifies as a ". . . relatively natural habitat of fish, wildlife, or plants, or similar ecosystem," as that phrase is used in P.L. 96-541, 26 U.S.C. 170(h)(4)(A)(ii), as amended, and in regulations promulgated thereunder;

     WHEREAS, the property has scenic, environmental, aesthetic, and economic value in its present state sufficiently documented in an inventory which may contain reports, maps, photographs and other documentation of relevant features including the forest resources of the property on file with Grantee and incorporated by reference which the parties agree is an accurate representation and condition of the property at the time of this grant and is intended to serve as an objective information baseline for purposes relating to the conservation of the forest resources on the property;

     [WHEREAS, the Grantor and Grantee have the common purpose of conserving the above-described conservation values of the Property in perpetuity, and the Commonwealth of Virginia has authorized the creation of conservation easements pursuant to the Virginia Conservation Easement

Act (Virginia Code Section 10.1-1009, et seq.) and Grantor and Grantee wish to avail themselves of the provisions of that law; and

       OR

     WHEREAS, the Grantor and Grantee have the common purpose of conserving the above-described conservation values of the Property in perpetuity, and the State of Tennessee has authorized the creation of conservation easements pursuant to the Conservation Easement Act of 1981 (Tennessee Code Section 66-9-301, et seq.) and Grantor and Grantee wish to avail themselves of the provisions of that law; and]

     WHEREAS, Grantee agrees by accepting this grant to honor the intentions of Grantor stated herein and to preserve and protect in perpetuity the natural and forest conservation values of the property.

     NOW, THEREFORE, in consideration of the above and the mutual covenants, terms, conditions, and restrictions contained herein, and for other good and valuable consideration, and pursuant to the laws of [state of location of the property], Grantor hereby voluntarily grants and conveys to Grantee this Forest Conservation Easement in perpetuity over the property of the nature and character and to the extent hereinafter set forth:

Section 1.     It is the purpose of this Easement to assure that the property is
----------
               maintained forever in its forested and/or open condition and to prevent any use of the property that will significantly impair or interfere with the forest conservation values of or associated with the property.

Section 2.     Any activity on or use of the property inconsistent with the
----------
               natural and forest conservation purpose of this Easement is prohibited. Without limiting the generality of the foregoing, the following activities and uses are expressly prohibited:

               (a) No building, road, billboard, fence, utility or other structure of any kind shall be erected or placed on the property by the Grantor unless such structure replaces a pre-existing structure of similar size;

               (b) The Property under easement may not be divided, partitioned, or subdivided, nor conveyed except in its current configuration as an entity;

               (c) No spoils, trash, waste or other similar material shall be placed or dumped on the property nor shall there be activities conducted on the property which would be detrimental to water purity in adjacent water courses, or which would alter natural water levels and/or flow in or over this property;

               (d) There shall be no excavation, dredging or removal of loam, peat, gravel, soil, rock, sand, or other material nor any building of roads or other change in the general topography of the land, except the maintenance of existing foot trails, fire lanes or logging roads authorized by the Grantee;

               (e) There shall be no introduction of invasive non-native plant or animal species on the property;

               (f) The removal, destruction or reintroduction of trees, shrubs, or other vegetation by the Grantor is prohibited except as may be necessary for (i) the maintenance of existing foot trails, fire lanes or other accesses, (ii) waterfowl and wildlife habitat or wetland enhancement to the extent that such activities do not interfere with the forestry and conservation purposes of this Easement, (iii) the collection and removal of dead and downed timber for firewood for non-commercial personal use by the Grantor; and

               (g) The prohibited uses shall not affect Grantor's current hiking, seasonal hunting or outdoor recreational use being made of the property and the right to continue such seasonal hunting or recreational uses, which shall be reserved to the Grantor, its representatives, successors or assigns.

Section 3.     Grantor reserves to itself, its representatives, successors and
----------
               assigns, all rights accruing from its ownership of the property, including the right to engage in or permit or invite others to engage in all uses of the property that are not expressly prohibited herein and which are not inconsistent with the purpose of this Easement, and including:

               (a) The right to commercially harvest timber, together with the right to construct, use and maintain logging roads, and to use motorized vehicles, only as necessary for such operations, provided that such activities are carried out in accordance with generally accepted forestry practices and standards set forth in a forest management plan, and with prior written approval by Grantee under the terms of Section 4(c), below. Said forest management plan shall specifically indicate actions which will be taken to protect any rare plant and animal populations and rare plant communities on the protected property;

               (b) The right to sell, give, mortgage, lease, or otherwise convey the protected property, provided such conveyance is subject to the terms of this Conservation Easement and written notice is provided to Grantee in accordance with
                    Section 17 below;

               (c) The right to maintain such structures as currently exist on the premises (which may be repaired or replaced, but not expanded, on the same site, in whole or in part by like structures used for the same or similar purposes);

               (d) Grantor and Grantee acknowledge that the exercise of any reserved right enumerated herein by the Grantor shall not relieve Grantor from complying with or obtaining any permit from any applicable governmental authority prior to the exercise thereof; and

               (e) Grantor also retains all responsibilities, costs and liabilities of any kind related to the rights retained under this Easement for its ownership, operation, upkeep and maintenance of the property, including the maintenance of adequate liability insurance coverage.

Section 4.     To accomplish the purpose of this Conservation Easement, the
----------
               following rights are conveyed to the Grantee by this Conservation
               Easement:

               (a) The right to preserve and protect the conservation values of the protected property;

               (b) The right to enter the protected property at all reasonable times and with prior notice and, if necessary, across other lands retained by the Grantor, for the purposes of: (i) inspecting the protected property to determine if the Grantor is complying with the covenants and purposes of this Conservation Easement; (ii) taking any and all actions with respect to the protected property as may be necessary or appropriate, with or without order of court, to remedy or abate violations hereof; (iii) making scientific and educational observations and studies and taking samples in such a manner as will not disturb the quiet enjoyment of the protected property by the Grantor; and (iv) monitoring and management as described below;

               (c) The right, but not the obligation, to monitor the condition of the rare plant and animal populations, plant communities, and natural habitats on, adjacent to, or associated with the protected property, and to manage them, if necessary, to ensure their continued presence and viability on the protected property. Such activities shall be in accordance with management practices of Grantee, which may include but not be limited to mowing, fencing, trapping, prescribed burning, etc. Any such management activities shall be set forth in a written management plan to be reviewed by the Grantor;

               (d) The right to prevent any activity on or use the protected property that is inconsistent with the purpose of this Conservation Easement and to require the restoration of such areas or features of the protected property that may be damaged by any inconsistent activity or use, pursuant to
                    Section 9; and

               (e) Grantee shall retain all responsibilities, costs, and liabilities of any kind related to the rights granted to and exercised by it under this Easement, including the maintenance of adequate liability insurance coverage.

Section 5.     Grantee agrees to release, hold harmless defend and indemnify
----------
               Grantor from any and all liabilities including, but not limited to, injury, losses, damages, judgments, costs, expenses and fees which Grantor may suffer or incur as a result of or arising out of the activities of Grantee on the property. Grantor agrees to release, hold harmless, defend and indemnify Grantee from any and all liabilities including, but not limited to, injury, losses, damages, judgments, costs, expenses and fees which

               Grantee may suffer or incur as a result of or arising out of the activities of Grantor on the property.

Section 6.     The Grantor agrees to pay any real estate taxes or other
----------
               assessments which may be levied on the property.

Section 7.     The Grantor covenants and represents that the Grantor is the sole
----------
               owner and is seized of the property in fee simple and has good right to grant and convey this Easement; that the property is free and clear of any and all encumbrances, including but not limited to, any mortgages not subordinated to this Easement, and that the Grantee shall have the use of and enjoy all of the benefits derived from and arising out of this Easement.

Section 8.     The Grantor covenants and represents that no hazardous substance
----------
               or toxic waste exists nor has been generated, treated, stored, used, disposed of, or deposited in or on the property, and that there are not now any underground storage tanks on the property.

Section 9.     In the event of a violation of this Easement, Grantee shall give
----------
               written notice to Grantor or other violator of such violation and require corrective action sufficient to cure the violation and restore the portion of the property so injured. In the event the violation continues or the injury to the property is not cured within thirty (30) days of the written notice from Grantee, the Grantee, or its successor or assign, may institute a suit to enjoin by ex parte, temporary and/or permanent mandatory or prohibitive injunction such violation, to require the restoration of the premises to their prior condition, or in the alternative sue for damages for breach of covenant. Grantee shall have the right to seek any legal action or remedy at law or in equity, including specific performance, to enforce the provisions set forth herein without the necessity of proving either actual damages or the inadequacy of other available legal remedies. Grantee's remedies described herein shall be cumulative and shall not impair or be construed as a waiver to such right or remedy. Nothing contained herein shall be construed to entitle Grantee to bring any action for any injury or change in the property resulting from causes beyond Grantor's control including fire, flood or storm.

Section 10.    Grantor agrees that these restrictions will be inserted or
-----------
               referenced in any subsequent deed or other legal instrument which conveys either the fee simple title or possessory interest in the subject property.

Section 11.    The grant of this Easement in no way grants the public the right
-----------
               to enter said property for any purpose.

Section 12.    The parties hereto recognize and agree that the benefits of this
-----------
               Easement are gross and assignable, and the Grantee hereby covenants and agrees that in the event it transfers or assigns the Easement it holds hereunder, the organization receiving the interest will be a qualified organization as that term is defined in Section 170(h)(3) of the Internal Revenue Code of 1986 (or any other successor section) and the regulations promulgated thereunder, which is organized and operated primarily for one of the conservation purposes specified in Section 170(h)(4)(A) of the Internal Revenue Code, and Grantee further covenants and agrees that the terms of the transfer or assignment will be such that the transferee or assignee will be required to continue to carry out in perpetuity the conservation purposes which the contribution was originally intended to advance.

Section 13.    The Grantor hereby agrees that at the time of the conveyance,
-----------
               this Conservation Easement gives rise to a real property right, immediately vested in the Grantee, with a fair market value of said Conservation Easement as of the date of the conveyance that is at least equal to the proportionate value that is the Conservation Easement at the time of the conveyance bears to the fair market value of the protected property as a whole at that time.

               The proportionate value of the Grantee's property rights shall remain constant. When a change in conditions takes place which makes impossible or impractical any continued protection of the protected property for conservation purposes, and the restrictions contained herein are extinguished by judicial proceeding, the Grantee , upon a subsequent sale, exchange or involuntary conversion of the protected property, shall be entitled to a portion of the proceeds at least equal to that proportionate value of Conservation Easement. The Grantee shall use its share of the proceeds in a manner consistent with the conversion purposes set forth herein or for the protection of a "relatively natural habitat of fish, wildlife, or plants or similar ecosystem," as that phrase is used in and defined under
               Section 170(h)(4)(ii) of the Internal Revenue Code, as amended and in regulations promulgated thereunder.

Section 14.    Whenever all or part of the protected property is taken in
-----------
               exercise of eminent domain by public, corporate, or other authority so as to abrogate the restrictions imposed by this Conservation Easement, the Grantor and the Grantee shall join in appropriate actions at the time of such taking to recover the full value of the taking and all incidental or direct damages resulting from the taking, which proceeds shall be divided in accordance with the proportionate value of the Grantee's and Grantor's interests, and Grantee's proceeds shall be used as specified above. All expenses incurred by the Grantor and the Grantee in such action shall be paid out of the recovered proceeds.

Section 15.    This Easement shall be liberally construed in favor of the grant
-----------
               to effect the purpose of this Easement. If any provision of this Easement is found to be invalid, the remaining provisions shall not be altered thereby.

Section 16.    The Grantee is authorized to record or file any notices or
-----------
               instruments appropriate to assuring the perpetual enforceability of this Conservation Easement; for such purpose, the Grantor appoints the Grantee its attorney-in-fact to execute, acknowledge and deliver any necessary instrument on its behalf. Without limiting the foregoing, the Grantor agrees to execute any such instruments upon request.

Section 17.    Any notices required in this Conservation Easement shall be sent
-----------
               by registered or certified mail to the following address or such address as may be hereafter specified by notice in writing:

               Grantor:  ____________________________.

               Grantee: The Nature Conservancy, 4245 North Fairfax Drive, Arlington, Virginia 22203-1606, and [insert TNC office local address]

          TO HAVE AND TO HOLD unto Grantee, its successor and assigns forever.

          WITNESS the following signatures and seals; and

          IN WITNESS WHEREOF, The Nature Conservancy, a District of Columbia nonprofit corporation, has caused this instrument to be executed on its behalf by its duly authorized representative.


                                   LANDOWNER:


                                   _____________________________________[SEAL]

                                   _____________________________________[SEAL]



                                   THE NATURE CONSERVANCY,
                                   a District of Columbia nonprofit corporation

                                   By:__________________________________

                                   Its:_________________________________



STATE OF ____________


CITY/COUNTY OF ____________________, to-wit:

     The foregoing instrument was acknowledged before me in the jurisdiction aforesaid this _____ day of _______________, 20__, by _________________________.

     My commission expires: ___________________________.

                                 ________________________________

                                 Notary Public



STATE OF ____________


CITY/COUNTY OF ____________________, to-wit:

     The foregoing instrument was acknowledged before me in the jurisdiction aforesaid this _____ day of _____________, 20__, by _______________________, who
is _________________ of The Nature Conservancy, a District of Columbia nonprofit corporation, on behalf of the corporation.

     My commission expires: ___________________________.

                                 ________________________________
                                 Notary Public

                       PROPERTY CONDITION CERTIFICATION

     This is to certify that _________, the Grantor, and _____________________ representing the Grantee, The Nature Conservancy, do accept and acknowledge the following attached report as an accurate description of the current land uses and physical features as of _______________ on the ___________ Easement property. The report, which is being attached hereto and made a part hereof, contains ____ pages (including appendices) beginning with this certification of condition; and including a summary sheet; a legal summary setting forth the Easement's restrictions and retained rights; a description of and background information on the Easement including acquisition, location, tract description, physical environment, ecological features, man-made structures/improvements and land uses affecting the Easement; a state map showing the Easement location; a road map showing legal access to the Easement property; a portion of a USGS topographic map showing tract boundaries; and a tracing (reduced) of a survey map of the ________ Easement property. The appendices include Appendix A: a copy of the recorded Easement; Appendix B: an aerial photograph of the Easement area; Appendix C: a photostations map showing the location from which color slides or photos were taken; Appendix D: a photographic data sheet; Appendix E: slides or photos of the Easement property; and Appendix F: an ecological and man-made features of the _____ Easement property.

     The Grantor further certifies that to the best of his or her knowledge there are no structures thereon and that there has been no dumping or discharge of materials or other activities on the Easement property which are inconsistent with the terms and covenants contained in the Conservation Easement, original granted by the Grantor to The Nature Conservancy recorded in the ______ County Deed Book, Volume ___, Page ____.


GRANTOR:                                GRANTEE:


                                        THE NATURE CONSERVANCY


__________________________              __________________________
                                        By:
                                        Its:

STATE OF ______________


CITY/COUNTY OF ____________________, to-wit:

     The foregoing instrument was acknowledged before me in the jurisdiction aforesaid this _____ day of _______________, 20__, by _________________________.

     My commission expires: ___________________________.

                                 ________________________________
                                 Notary Public



STATE OF ____________


CITY/COUNTY OF ____________________, to-wit:

     The foregoing instrument was acknowledged before me in the jurisdiction aforesaid this _____ day of _______________, 20__, by _________________________,
who is _____________ of The Nature Conservancy, a District of Columbia nonprofit corporation, on behalf of the corporation.

     My commission expires: ___________________________.

                                 ________________________________
                                 Notary Public